                                                                    EXHIBIT 10.c


                            CASH COLLATERAL AGREEMENT


         THIS CASH COLLATERAL AGREEMENT dated as of June 30, 1993 by and between MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P. (the "Borrower") and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, formerly known as The Citizens and Southern National Bank (the "Lender").

         WHEREAS, the Borrower and the Lender entered into that certain Loan Agreement dated as of February 7, 1990 (the "Existing Loan Agreement");

         WHEREAS, the Borrower is in default of its obligations under the Existing Loan Agreement and the Lender and the Borrower are to restructure such obligations by amending and restating the Existing Loan Agreement pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Loan Agreement");

         WHEREAS, the Borrower and Marriott International, Inc., formerly known as Marriott Hotels, Inc. (the "Manager"), entered into that certain Management Agreement dated as of February 7, 1990 (the "Existing Management Agreement") pursuant to which the Manager agreed to manage certain hotel properties owned by the Borrower and which the Borrower assigned to the Lender pursuant to the terms of that certain Assignment of Management Agreement dated February 7, 1990 (the "Existing Assignment");

         WHEREAS, under the terms of the Existing Management Agreement, the Manager established deposit accounts (the "Existing FF&E Accounts") into which has been deposited certain amounts of the Borrower's funds to cover the costs of FF&E Replacements (as defined in the Existing Management Agreement);

         WHEREAS, in connection with the Loan Agreement (a) the Borrower and the Manager are to amend and restate the terms of the Management Agreement pursuant to that certain Amended and Restated Management Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Management Agreement") and (b) the Lender, the Borrower and the Manager are to amend and restate the terms of the Existing Assignment pursuant to that certain Amended and Restated Assignment of Management Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Assignment");

         WHEREAS, under the terms of the Assignment and the Loan Agreement, the Manager (a) is to establish the Concentration Account (as defined below) with the Lender into which the balances of all of the Borrower's operating accounts will periodically be transferred and (b) is to combine the Existing FF&E Accounts into the FF&E Account (as defined below), a deposit account maintained with the Lender;


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         WHEREAS, under the terms of the Loan Agreement, the Borrower is to establish a deposit account with the Lender called the "Debt Service Reserve";

         WHEREAS, it is a condition to Lender's restructuring the Borrower's obligations under the Existing Loan Agreement pursuant to the Loan Agreement that the Borrower grant to the Lender a security interest in such Concentration Account, such FF&E Account and such Debt Service Reserve on the terms and conditions contained in this Cash Collateral Agreement;

         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the Borrower hereby acknowledges, the Borrower hereby agrees as follows:

         Section 1. Pledge. The Borrower hereby grants to the Lender a security
                    ------
interest in, and pledges and assigns to the Lender, all of the Borrower's right, title and interest in and to the following, whether now owned or hereafter acquired and whether now existing or hereafter arising (the "Collateral"): (a)
(i) the Borrower's deposit account number 000311472 with the Lender (the "Concentration Account"), (ii) the Borrower's deposit account number 000311456 with the Lender (the "FF&E Account") and (iii) the Borrower's deposit account number 000311464 with the Lender (the "Debt Service Reserve"; each of the Concentration Account, the FF&E Account and the Debt Service Reserve an "Account" and collectively, the "Accounts"); (b) any and all certificates, instruments and securities (whether certificated or not) from time to time representing or evidencing any of the Accounts; (c) all Permitted Investments (as hereinafter defined) and all notes, certificates of deposit, other instruments and securities (whether certificated or not) from time to time representing or evidencing the Permitted Investments; (d) all notes, certificates of deposit, other instruments and securities (whether certificated or not) from time to time hereafter delivered to or otherwise possessed or controlled by the Lender for or on behalf of the Borrower in substitution for or in addition to any or all of the Collateral; (e) all interest, dividends, cash, earnings, profits, instruments and other property from time to time received, receivable or otherwise distributed in respect of any or all of the Collateral (collectively, "Earnings"), or in exchange therefor; and (f) to the extent not covered by clauses (a) through (e) above, all proceeds of any of the foregoing Collateral.

         Section 2. Security. This Agreement secures the payment and performance
                    --------
of (a) all of the principal and interest owing on each of the Notes; (b) all of the Borrower's other Loan Obligations, whether for principal, interest, fees, expenses or otherwise; (c) all obligations of the Borrower now or hereafter existing under this Agreement; (d) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; and (e) all costs and expenses, including without limitation, the Lender's reasonable attorneys' fees, that are incurred by the Lender in the enforcement of any obligation of the Borrower hereunder or under any other Loan Document (all such obligations collectively, the "Obligations")



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         Section 3. Investment. Subject to the other terms and conditions
                    ----------
hereof, the Lender will, so long as no Event of Default shall have occurred and be continuing, from time to time (a) invest funds on deposit in the Debt Service Reserve, the FF&E Account and the Concentration Account and (b) invest and reinvest Earnings, in each case, in the types of investments described on
Schedule I (collectively, "Permitted Investments"), as the Borrower may select and notify to the Lender in writing; provided, however, funds on deposit in the
                                     --------  -------
Debt Service Reserve, and all Earnings thereon, may only be invested in the types of Permitted Investments described in paragraphs 1 through 3 on such
Schedule I. Notwithstanding the foregoing, the Lender shall only invest funds on deposit in the Accounts and Earnings thereon in Permitted Investments in which the Lender has a perfected security interest subject only to Liens acceptable to the Lender in its sole discretion. Any Earnings which are not so invested or reinvested in Permitted Investments shall be deposited and held by the Lender in the Account to which such Earnings apply. Permitted Investments from time to time purchased with funds from any Account shall, for purposes of this Agreement, constitute part of the funds held in such Account in amounts equal to the respective outstanding principal amounts of such Permitted Investments.

         Section 4. Debt Service Reserve. On the Closing Date, the Borrower will
                    --------------------
deposit $3,000,000 in immediately available funds into the Debt Service Reserve. Except for (a) Earnings on the Debt Service Reserve and (b) any amounts which the Borrower is required to deposit in the Debt Service Reserve pursuant to
Section 6. 1(a)(i) of the Loan Agreement, no other funds shall be deposited into the Debt Service Reserve and the Borrower shall not commingle funds on deposit in the Debt Service Reserve with its other funds or funds of any other Person. The Borrower shall use amounts on deposit in the Debt Service Reserve solely for the purpose of satisfying its payment obligations under Section 6.1(b) of the Loan Agreement. Accordingly, upon at least two Business Day's prior written notice to the Lender, the Borrower may request that the Lender withdraw from the Debt Service Reserve a specified amount of funds to be applied to such obligations in accordance with Section 6.1(b) of the Loan Agreement. In the event the Borrower fails to make any such request, then the Lender may, without any notice to or consent from the Borrower, withdraw from the Debt Service Reserve the appropriate amount to be withdrawn as provided in Section 6.1(b) of the Loan Agreement. No funds may be withdrawn from the Debt Service Reserve except (i) as contemplated by Section 6.1(b) of the Loan Agreement and (ii) the Borrower may, from time to time so long as no Event of Default shall have occurred and be continuing, withdraw Earnings on the Debt Service Reserve. Upon indefeasible payment in full of the entire principal balance of the Series A Note and the Series B Note, together with all accrued and unpaid interest thereon, the Borrower may withdraw all amounts on deposit in the Debt Service Reserve and terminate such Account.

         Section 5. FF&E Account. On the Closing Date, the Borrower shall cause
                    ------------
all FF&E Reserves (as defined in the Existing Management Agreement) to be deposited into the FF&E Account. Except for Earnings on the FF&E Account, and except as contemplated by the Management Agreement and the Assignment with respect to the

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FF&E Account, no other funds shall be deposited into the FF&E Account and the
Borrower shall not commingle funds on deposit in the FF&E Account with its other funds or funds of any other Person. The Borrower and the Manager agree that funds on deposit in the FF&E Account (including Earnings thereon) may only be used for the purpose of payment of the costs of FF&E Replacements (as defined in the Management Agreement) as contemplated by Section 7.02 of the Management Agreement and by the Assignment. Only the Manager shall have authority to withdraw any funds on deposit in the FF&E Account.

         Section 6. Concentration Account. On the Closing Date, the Borrower
                    ---------------------
shall deposit into the Concentration Account the entire balance of funds held in the Borrowers account (after liquidating all investments held therein) maintained at Merrill Lynch under number 3206101 and shall close and terminate such account. After the Closing Date, the Borrower shall, from time to time, cause the balance of each of its operating accounts to be deposited into the Concentration Account. The Borrower shall deposit, or shall cause the deposit of, all funds generated by, or otherwise received in connection with, its business operations into its operating accounts. The Borrower shall not commingle any funds on deposit in any of its operating accounts with its other funds or funds of any other Person. Except for Earnings on the Concentration Account, no funds shall be deposited into the Concentration Account other than funds derived from the Borrower's operations and funds from any Pari Passu Distribution to the Borrower. The Borrower shall not commingle funds on deposit in the Concentration Account with its other funds or funds of any other Person.

         Section 7. Adverse Claims. If at any time the Lender determines that
                    --------------
any funds held in the Debt Service Reserve or the FF&E Account are subject to any right or claim of any Person other than the Lender, the Borrower will, forthwith upon demand by the Lender, pay to the Lender, as additional funds to be deposited and held in such Account, an amount equal to the amount of funds in such Account subject to such right or claim.

         Section 8. Re-Establishment of FF&E Account. If the Lender or any
                    --------------------------------
affiliate of the Lender, shall acquire title to any Hotel by way of foreclosure, deed in lieu of foreclosure or other similar remedy, the Lender agrees to establish an account for such Hotel's FF&E Reserve (as defined in the Management Agreement) and deposit therein the amount of the FF&E Account allocable to such Hotel under Section 5(b) of the Assignment.

         Section 9. Remedies. Subject to the provisions of Section 8 with
                    --------
respect to the FF&E Account, after the occurrence of an Event of Default, the Lender may, at any time or from time to time, after selling, if necessary, any Permitted Investments, apply funds then held in any of the Accounts to the payment of any of the Obligations, in such order as the Lender may elect. Notwithstanding the foregoing or any term of any Loan Document to the contrary, after the occurrence of an Event of Default, the Lender may apply the balance of funds on deposit in the Debt Service Reserve to the Borrower's obligations then owing under the Series C Note. The Borrower agrees that, to the extent notice of sale of

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any Permitted Investment shall be required by law, at least five Business Days'
notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it will be so adjourned. In addition to the rights and remedies afforded the Lender herein and in the other Loan Documents, the Lender shall have all rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Georgia, and otherwise available at law or in equity. In addition to the foregoing and not by way of limitation of any such rights, the Lender is hereby authorized by the Borrower, at any time or from time to time after the occurrence of an Event of Default, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all balances in the Accounts against and on account of any of the Obligations, irrespective of whether or not the Lender shall have declared the Loan or any of the other Obligations to be due and payable, and although any such obligations shall be contingent or unmatured.

         Section 10. Withdrawals. Upon and after the occurrence of an Event of
                     -----------
Default, no funds may be withdrawn by the Borrower or the Manager from any of the Accounts.

         Section 11. No Transfers or Liens. The Borrower shall not (a) sell or
                     ---------------------
otherwise dispose of any interest in any of the Collateral or (b) create or permit to exist any Lien upon or with respect to any of Collateral, except as provided in or contemplated by this Agreement.

         Section 12. Earnings Not Gross Revenues. Earnings on the Accounts shall
                     ---------------------------
not constitute "Gross Revenues" as defined in, and for purposes of, the Management Agreement or the Loan Agreement.

         Section 13. Standard of Care. The Lender shall exercise reasonable care
                     ----------------
in the custody and preservation of any funds held in any Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Lender accords its own property, it being understood that the Lender shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

         Section 14. Amendments. Etc. No amendment or waiver of any provision of
                     ----------
this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 15. Notices. Etc. All notices and other communications provided
                     ------------
for hereunder shall be giving in accordance with, and subject to the terms of,
Section 11. 1 of the Loan Agreement.


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        Section 16. No Waiver: Remedies. No failure on the part of the Lender to
                    -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 17. Costs. Expenses and Taxes. The Borrower agrees to pay on
                     -------------------------
demand all reasonable costs and expenses of the Lender, including without limitation the reasonable fees and out-of-pocket expenses of counsel for the Lender, in connection with (a) the filing, recording, and administration of this Agreement and any other documents which may be delivered in connection with this Agreement; (b) the administration of, the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of the Lender hereunder or (d) the failure by the Borrower to perform or observe any of the provisions hereof In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any such other documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         Section 18. Further Assurances. The Borrower shall, at its sole cost
                     ------------------
and expense, take all action that may be necessary or desirable in the discretion of the Lender, so as at all times to maintain the validity, perfection, enforceability and priority of the Lender's Lien in the Collateral, or to enable the Lender to exercise or enforce its rights hereunder, including without limitation, executing and delivering financing statements, pledges, designations, hypothecation's, notices and assignments, in each case in form and substance satisfactory to the Lender. The Lender is hereby authorized to execute and file in all necessary and appropriate jurisdictions (as determined by the Lender) one or more financing statements (or any other document or instrument referred to in this Section) in the name of the Borrower and to sign the Borrower's name thereto if the Borrower shall fail to deliver any such financing statement (or such other document or instrument) to the Lender within two Business Days of the Lender's request therefor.

         Section 19. Governing Law. This Agreement shall be governed by, and
                     -------------
construed in accordance with, the laws of the State of Georgia.

         Section 20. Binding Effect. This Agreement shall be binding upon and
                     --------------
inure to the benefit of the Borrower and the Lender, and their respective successors and assigns.

         Section 21. Severability. Any provision of this Agreement which is
                     ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

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         Section 22. Termination. This Agreement shall terminate upon the
                     -----------
indefeasible payment in full of all of the principal owing under, together with all accrued interest on, the Series A Note and the Series B Note and all other Obligations, except for Obligations owing under the Series C Note.

         Section 23. Headings. Section headings in this Agreement are included
                     --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 24. Effective Date. This Agreement shall be deemed effective on
                     --------------
and as of the Effective Date.

         Section 25. Defined Terms: References to Agreements. Capitalized terms
                     ---------------------------------------
not otherwise defined herein are used herein with the respective definitions given them in the Loan Agreement. Unless otherwise defined herein or in the Loan Agreement, terms defined in Article 9 of the Uniform Commercial Code as enacted in the State of Georgia are used herein as therein defined. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof; and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time and in effect at any given time.


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         IN WITNESS WHEREOF, the Borrower has caused this Cash Collateral
Agreement to be duly executed and delivered under seal as of the date first above written.

                              MARRIOTT DIVERSIFIED
                              AMERICAN HOTELS, L.P.

                              By: Marriott MDAH One Corporation, its General Partner


                                   By: /s/ Jeffrey P. Mayer
                                      ---------------------------
                                      Name: Jeffrey P. Mayer
                                           ----------------------
                                      Title: Vice-President
                                            ---------------------

Agreed and Accepted

MARRIOTT INTERNATIONAL, INC


By: /s/ Raymond G. Murphy
   ----------------------------
   Name: Raymond G. Murphy
        -----------------------
   Title: ASSISTANT TREASURER
         ----------------------




                    [Signatures Continued on Following Page]

    [Signature Page to Cash Collateral Agreement dated as of June 30. 1993]


Agreed and Accepted:

NATIONSBANK OF GEORGIA,
 NATIONAL ASSOCIATION

By:   AMRESCO-INSTITUTIONAL, INC.
      a Delaware corporation, its
      authorized agent

      By: /s/ Mark S. Cagley
         --------------------------------
         Name: Mark S. Cagley
              ---------------------------
         Title: Authorized Representative

                                   SCHEDULE I

                              Permitted Investments
                              ---------------------

         1. Direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or obligations issued by a Person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully and unconditionally guaranteed as full faith and credit obligations by the United States of America (collectively, "Government Obligations");

         2.  Certificates of deposit issued by the Lender;

         3. Commercial Paper rated Al by Standard & Poor's Corporation or P1 by Moody's Investors Service, Inc. ("Commercial Paper");

         4. Repurchase agreements of United States national or state banks having capital reserves in excess of $500,000,000 having terms of one year or less or any repurchase agreement that is collateralized to the extent of not less than 100% of the principal amount thereby by Government Obligations (collectively "Repos");

         5. Any money market or mutual fund purchased on behalf of the Borrower by the Lender or any of its Affiliates and comprised entirely of Government Obligations, Commercial Paper or Repos;

         6. Any other investment purchased on behalf of the Borrower by the Lender or any of its Affiliates having similar investment quality as any of the foregoing investments in the reasonable judgement of the Lender; and

         7.  Such other investments as are acceptable to the Lender.


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